Exhibit 24.1

                               POWER OF ATTORNEY


                  WHEREAS, the undersigned officers and directors of Bergen Brunswig Corporation (the "Company") desire to authorize Robert E. Martini, Donald R. Roden and Milan A. Sawdei to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registration statement described below, including all amendments and supplements thereto,

                  NOW, THEREFORE,

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Martini, Donald R. Roden and Milan A. Sawdei, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant's Registration Statement on Form S-3 pertaining to the resale of shares of the Class A Common Stock of Bergen Brunswig Corporation issued to the stockholders of The Lash Group, Inc. ("Lash") in connection with the Company's acquisition of Lash, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 1st day of September, 1998.

          SIGNATURE                                    TITLE
------------------------------         -----------------------------------------


/s/   Robert E. Martini                Chairman of the Board and Director
------------------------------
      Robert E. Martini

/s/   Donald R. Roden                  President, Chief Executive Officer
------------------------------         and Director
      Donald R. Roden

/s/   Neil F. Dimick                   Executive Vice President, Chief Financial
------------------------------         Officer and Director
      Neil F. Dimick

/s/   John Calasibetta                 Senior Vice President and Director
------------------------------
      John Calasibetta



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/s/   James R. Mellor                  Director
------------------------------
      James R. Mellor

/s/   Francis G. Rodgers               Director
------------------------------
      Francis G. Rodgers

/s/   George R. Liddle                 Director
------------------------------
      George R. Liddle

/s/   Charles J. Lee                   Director
------------------------------
      Charles J. Lee

/s/   Rodney H. Brady                  Director
------------------------------
      Rodney H. Brady

/s/   Charles C. Edwards, M.D.         Director
------------------------------
      Charles C. Edwards, M.D.

/s/   George E. Reinhardt, Jr.         Director
------------------------------
      George E. Reinhardt, Jr.

/s/   Jose E. Blanco, Sr.              Director
------------------------------
      Jose E. Blanco, Sr.




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